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                                                                    Exhibit 99.6



             CONSENT OF KRAFT BROS., ESSTMAN, PATTON & HARRELL, PLLC



We consent to the incorporation by reference in the registration statements on Form S-8 (SEC File Nos. 333-68487, 333-58969, 333-62538 and 333-62542) and Form
S-3 (SEC File Nos. 333-94323 and 333-83980) of Cumulus Media Inc. of our report dated February 11, 2002, with respect to the consolidated balance sheets of DBBC, L.L.C. and Subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income and changes in members' equity and cash flows for each of the three years in the period ended December 31, 2001, which report is included in the Cumulus Media Inc. Definitive Proxy Statement (as filed with the SEC on February 28, 2002).



                              /s/ Kraft Bros., Esstman, Patton & Harrell, PLLC


Nashville, Tennessee
March 28, 2002